UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 28, 2016

GULF ISLAND FABRICATION, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-34279	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16225 Park Ten Place, Suite 280
Houston, Texas 77084
 (Address of principal executive offices)(Zip Code)
(713) 714-6100
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On July 28, 2016, Gulf Island Fabrication, Inc. issued a press release announcing second quarter 2016 earnings. A copy of the press release is attached as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.
            (c) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated July 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Kirk J. Meche
Kirk J. Meche
President and Chief Executive Officer

Dated:	July 28, 2016